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                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2009 -- MARCH 31, 2010

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  Puerto Rico    01/28/10       -       $55.80  $1,823,757,271  $1,065,000    0.058%      1.02%    Citigroup,      Citigroup
   Sales Tax                                                                                       Barclays
   Financing                                                                                       Capital, RBC
  Corporation                                                                                      Capital
                                                                                                   Markets,
                                                                                                   BBVAPR MSD,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   UBS Financial
                                                                                                   Services
                                                                                                   Incorporated
                                                                                                   of Puerto
                                                                                                   Rico, J.P.
                                                                                                   Morgan, BofA
                                                                                                   Merrill Lynch,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   FirstBank
                                                                                                   Puerto Rico
                                                                                                   Securities,
                                                                                                   Popular
                                                                                                   Securities,
                                                                                                   Santander
                                                                                                   Securities,
                                                                                                   Scotia
                                                                                                   Capital

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
  Puerto Rico    01/28/10       -       $96.91  $1,823,757,271   $470,000     0.026%      1.02%    Citigroup,      Citigroup
   Sales Tax                                                                                       Barclays
   Financing                                                                                       Capital, RBC
  Corporation                                                                                      Capital
                                                                                                   Markets,
                                                                                                   BBVAPR MSD,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   UBS Financial
                                                                                                   Services
                                                                                                   Incorporated
                                                                                                   of Puerto
                                                                                                   Rico, J.P.
                                                                                                   Morgan, BofA
                                                                                                   Merrill Lynch,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   FirstBank
                                                                                                   Puerto Rico
                                                                                                   Securities,
                                                                                                   Popular
                                                                                                   Securities,
                                                                                                   Santander
                                                                                                   Securities,
                                                                                                   Scotia Capital